SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest

event reported): July 15, 2004

Lakeland Bancorp, Inc.

(Exact name of registrant as specified in its charter)

New Jersey	33-27312	22-2953275
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Oak Ridge Road, Oak Ridge, New Jersey	07438
(Address of principal executive offices)	(Zip Code)

973-697-2000

(Registrant’s telephone number,

including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 5. Other Events

On July 15, 2004, Lakeland Bancorp, Inc. disseminated a press release reporting an increase to its stock buyback program. The press release is being furnished with this Current Report on Form 8-K as Exhibit 99.1.

Item 7. Exhibits

Exhibit 99.1	Press Release, dated July 15, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LAKELAND BANCORP, INC.

By:	/s/ Roger Bosma
Name:	Roger Bosma
Title:	President and Chief Executive Officer

Date: July 15, 2004